Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Robert E. Morrison, President and Chief Executive Officer of AFBA 5Star Fund, Inc. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    December 6, 2006                     /s/ Robert E. Morrison
     ----------------------                   ---------------------------------
                                              Robert E. Morrison, President and
                                              Chief Executive Officer
                                              (principal executive officer)


I, Michael E. Houchins, Chief Financial Officer of AFBA 5Star Fund, Inc. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    December 6, 2006                     /s/ Michael E. Houchins
     ----------------------                 -----------------------------------
                                              Michael E. Houchins,
                                              Chief Financial Officer
                                              (principal financial officer)